UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
_____________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________________________________________________________

Date of Report (Date of earliest event reported): September 13, 2011

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

One Boston Scientific Place, Natick, Massachusetts	01760-1537
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02 (c), (e)    Appointment of Michael F. Mahoney as President of Boston Scientific Corporation

On September 13, 2011, Boston Scientific Corporation (the “Company”) announced the appointment of Michael F. Mahoney as President of the Company effective October 17, 2011 (the “Hire Date”). It is anticipated that Mr. Mahoney will serve as President for a transition period ending November 1, 2012, at which time it is anticipated that he will become President and Chief Executive Officer of the Company.

Mr. Mahoney, 46, served as Worldwide Chairman, Medical Devices and Diagnostics for Johnson & Johnson from January 2011 to September 2011. Prior to assuming this position, Mr. Mahoney served as Worldwide Company Group Chairman of Johnson & Johnson's DePuy franchise, an orthopedics and neurosciences business, from April 2007 through January 2011. From January 2001 through March 2007, Mr. Mahoney served as President and Chief Executive Officer of Global Healthcare Exchange (GHX), a provider of supply chain solutions and services that bring together hospitals, IDNs, manufacturers, distributors and GPOs. Mr. Mahoney began his career at General Electric Medical Systems, where he spent 12 years, culminating in the role of General Manager of the Healthcare Information Technology business. Mr. Mahoney earned a Finance degree from the University of Iowa and an M.B.A. from Wake Forest University.

Under the terms of Mr. Mahoney's offer letter, as supplemented (the “Offer Letter”), Mr. Mahoney will be entitled to the following:

•
A sign-on bonus of $1,500,000 (the “Initial Sign-On Bonus”), which is subject to reimbursement if Mr. Mahoney should voluntarily leave the Company prior to the first anniversary of the Hire Date other than for good reason (as defined in the Offer Letter).

•
An additional sign-on bonus of $750,000 to be paid within 30 days following Mr. Mahoney's promotion to President and Chief Executive Officer, which is subject to reimbursement if Mr. Mahoney should voluntarily leave the Company prior to the first anniversary of his promotion.

•	An annual base salary of $900,000.

•	A supplementary cash payment of $69,230 with respect to his later hire date of October 17, 2011.

•
An opportunity to participate in the Company's Performance Incentive Plan (“PIP”) commencing in 2011, for which initial period Mr. Mahoney would be eligible to receive a prorated incentive award as well as an incremental cash payment (not under the PIP) representing the additional amount of the award he would have received had his hire date been September 21, 2011.  Under the 2011 PIP, Mr. Mahoney's target incentive will be 120% of his base salary. The Company's 2011 PIP was previously filed with the Securities and Exchange Commission (the “SEC”).

•
An award of deferred stock units (“DSUs”) having a total value of $9,532,570 (“New Hire DSUs”) on the effective date of grant to be made pursuant to the 2011 Boston Scientific Long Term Incentive Plan (“LTIP”) effective as of the first trading day of the month following the Hire Date. The LTIP was previously filed with the SEC. The DSUs will be governed by the terms of the LTIP and the Company's standard DSU award agreement (including with respect to the terms of the vesting provisions thereof), except as otherwise provided for in the Offer Letter.

•
An equity award (the “2012 Equity Award”) having a total value of $7,200,000 on the effective date of grant to be made pursuant to the LTIP effective on the date that 2012 long term incentive awards are made to senior executives of the Company. The award will consist of 50% non-qualified stock options, 25% DSUs and 25% Performance Share Units (“PSUs”). These awards will be governed by the LTIP and the applicable Company award agreements (including with respect to the vesting provisions thereof), except as otherwise provided for in the Offer Letter.

•
The right to participate in the Boston Scientific Executive Retirement Plan, which has been previously filed with the SEC, under which if Mr. Mahoney retires (as defined in the Executive Retirement Plan) from the Company he will be eligible to receive certain benefits, including a lump sum payment equal to 2.5 months base salary for each year of service, subject to a maximum benefit of 36 months.

•
Eligibility for relocation benefits under the Company's Tier 5, Executive Officer Relocation Policy, as well as Company-paid temporary housing in the Boston area for up to 18 months so long as Mr. Mahoney is employed by the Company and to the extent that he has not been appointed President and Chief Executive Officer.

•	Reimbursement of up to $90,000 for legal costs associated with negotiating his employment arrangements.

•	Personal use of the corporate aircraft up to $100,000 per calendar year of aggregate incremental cost to the Company.

Under the Offer Letter, if, prior to a Change in Control (i) Mr. Mahoney is involuntarily terminated (other than for cause (as defined in the LTIP) or a material act of misconduct after notice and a cure period or as a result of death or disability) prior to being promoted to President and Chief Executive Officer or (ii) Mr. Mahoney terminates his employment for good reason (as defined in the Offer Letter, which definition includes the Company's failure to promote him to President and Chief Executive Officer prior to March 21, 2013), Mr. Mahoney is entitled to the following, subject to his execution of a general release:

•	The New Hire DSUs will immediately vest, provided that if the award has not yet been granted as of such date, Mr. Mahoney will receive a lump sum cash payment of $9,532,570.

•	The 2012 Equity Award will vest as follows:

•	100% of the non-qualified stock options will immediately vest;

•	100% of the DSUs will immediately vest; and

•
If the triggering event occurs prior to the end of the first performance period for the PSUs, a cash payment of $900,000 representing 50% of the value of the PSU grant, or if the triggering event occurs after the end of the first performance period for the PSUs, the PSUs will vest pro rata based on the results of the applicable performance periods.

•	A severance payment equal to two times the sum of his annual base salary plus his target bonus payment.

•	To the extent unpaid, Mr. Mahoney will be paid the Initial Sign-On Bonus.

Under certain circumstances the Offer Letter provides that Mr. Mahoney would be treated as though he were employed solely for purposes of determining eligibility for severance and compensation under the Offer Letter. The Offer Letter further provides that following his promotion to President and Chief Executive Officer, if Mr. Mahoney's employment is involuntarily terminated by the Company (except for “cause” as defined in the LTIP or a material act of misconduct after notice and a cure period) he will be subject to the Company's severance policies applicable to its senior executives, except that any unvested New Hire DSU's that remain outstanding will immediately vest.

In the event of a Change in Control after his hire date, Mr. Mahoney will be entitled to the payments and benefits provided for under the Company's standard Change in Control Agreement for its executive officers, in substantially the form previously filed with the SEC, in the event of his termination by the Company without “cause” or his resignation for “good reason”, as provided for under such agreement.

Along with our other executive officers, Mr. Mahoney will be provided with an Indemnification Agreement, in the form previously filed with the SEC.   In addition, under the Offer Letter, the Company has agreed to indemnify Mr. Mahoney in connection with certain fees, losses or expenses incurred by him in connection with any claims brought by his prior employer and which arise out of or relate to the Offer Letter, his acceptance of the Offer Letter or his performance of services thereunder.

The Offer Letter further provides that Mr. Mahoney's duties and responsibilities will be subject to the terms of a Conflicting Products Protocol Agreement (the “Protocol”) until November 1, 2012, at which time the restrictions under the Protocol will expire. The Protocol was put in place in connection with Mr. Mahoney's post-employment obligations to Johnson & Johnson and has been agreed to by Johnson & Johnson. Under the Protocol, Mr. Mahoney, as President of the Company, will have responsibility for the Company's Cardiac Rhythm Management and Endoscopy business units (and certain ancillary areas) and his responsibility for other businesses of the Company will be limited as provided for in the Protocol. On August 1, 2012, it is anticipated that Mr. Mahoney will assume responsibility for the Neuromodulation business unit. While President, Mr. Mahoney will report to the Chief Executive Officer.

The Offer Letter is included in this filing as Exhibit 10.1 and is incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the Offer Letter.

5.02 (b), (c), (d), (e)	Appointment of William H. Kucheman as Interim Chief Executive Officer and Member of Board of Directors

On September 13, 2011, the Company announced its appointment of William H. Kucheman as interim Chief Executive Officer of the Company effective October 17, 2011. It is anticipated that Mr. Kucheman will serve in such position until Mr. Mahoney is promoted to President and Chief Executive Officer, at which time it is anticipated that Mr. Kucheman will serve in a senior advisory role with the Company. In addition, Mr. Kucheman will be appointed to the Company's Board of Directors (the “Board of Directors”) effective October 17, 2011.

Mr. Kucheman, 62, has been Executive Vice President and Group President of the Cardiology, Rhythm and Vascular Group of the Company since February 2010. Previously, he was Senior Vice President and Group President of the Company's Cardiovascular Group from November 2006. Mr. Kucheman was Senior Vice President of Marketing of the Company from June 2001 to November 2006 and was Vice President, Corporate Marketing and Vice President Strategic Marketing from February 1995 to June 2001. Before joining the Company as a result of the Company's acquisition of SCIMED Life Systems, Inc., Mr. Kucheman held a variety of management positions in sales and marketing for SCIMED, Charter Medical Corporation and Control Data Corporation. He began his career at the United States Air Force Academy Hospital and later was Healthcare Planner, Office of the Surgeon General, for the United States Air Force Medical Service. Mr. Kucheman earned a B.S. and M.B.A. from Virginia Polytechnic Institute.

Except as described herein, there are no arrangements or understandings between Mr. Kucheman and any other persons pursuant to which Mr. Kucheman was elected a director of the Company. Mr. Kucheman is not eligible to receive our standard director compensation because he is an employee of the Company.

Pursuant to his offer letter, Mr. Kucheman, as interim Chief Executive Officer, will be entitled to the following:

•	An annual base salary of $900,000.

•	Under the 2011 PIP, Mr. Kucheman's target incentive will be 120% of his new annual base salary.

•
An equity award having a total value of $3,000,000 on the effective date of grant to be made pursuant to the LTIP effective on the date that 2012 long term incentive awards are made to senior executives of the Company. The award will consist of 50% non-qualified stock options, 25% DSUs and 25% PSUs, which will be governed by the LTIP and the applicable Company award agreements (including with respect to the vesting provisions thereof, except that they will not have a one-year service requirement in order to vest upon Retirement (as defined in the LTIP)).

•	Personal use of the corporate aircraft up to $100,000 per calendar year in aggregate incremental cost to the Company.

Mr. Kucheman's offer letter is included in this filing as Exhibit 10.2 and is incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the offer letter.

5.02 (b), (e)	Resignation of J. Raymond Elliott as President and Chief Executive Officer Effective October 17, 2011

The Company previously disclosed that J. Raymond Elliott had notified the Board of Directors of his intention to retire as President and Chief Executive Officer of the Company effective as of the end of the year.  On September 13, 2011, the Company announced that Mr. Elliott will retire as President and Chief Executive Officer of the Company effective as of October 17, 2011 to coincide with the effective date of Mr. Mahoney's appointment as President and Mr. Kucheman's appointment as interim Chief Executive Officer of the Company. At that time, it is anticipated that Mr. Elliott will become a senior advisor of the Company, working a minimum of 20 hours per week, and will be available to assist Messers. Mahoney and Kucheman in the transition and support the Company's Leadership Academy and Close the Gap program through December 31, 2011. As disclosed previously, Mr. Elliott will continue to serve on the Company's Board of Directors.

Pursuant to his letter agreement, Mr. Elliott, as Senior Advisor, will be entitled to the following:

•	An annualized base salary of $856,000.

•
Mr. Elliott would be deemed eligible for an incentive award under the 2011 PIP at his incentive target of 100% of his annual base salary (prorated for Mr. Elliott's salary as Senior Advisor between October 17, 2011 and December 31, 2011). Per his previous election, the 2011 PIP would be paid in the form of DSUs under the 2011 LTIP, valued at the closing price of the Company's common stock on the date on which Mr. Elliott's incentive award is determined, fully vested upon issuance and payable on the fourth anniversary of issuance.

•	Personal use of the corporate aircraft, subject to availability.

Mr. Elliott's letter agreement is included in this filing as Exhibit 10.3 and is incorporated herein by reference. This summary does not purport to be complete and is subject to and qualified in its entirety by reference to the full text of the letter agreement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of the Company approved Restated By-Laws of Boston Scientific Corporation effective October 17, 2011 that separate the roles of President and Chief Executive Officer and make other conforming and administrative changes.

A copy of the Restated By-Laws is included in this filing as Exhibit 3.1 and is incorporated by reference. The changes to the Restated By-Laws described herein do not purport to be complete and are subject to and qualified in their entirety by reference to the full text of the Restated By-Laws.

Item 8.01 Other Events.

A copy of the Company's press release dated September 13, 2011 announcing the events described under Item 5.02 above is included in this filing as Exhibit 99.1.

Item 9.01.     Financial Statements and Exhibits.

(d)  Exhibits (# compensatory plans or arrangements)

Exhibit No.    Description

3.1	Restated By-Laws of Boston Scientific Corporation

10.1	Form of Offer Letter dated September 6, 2011 between Michael F. Mahoney and Boston Scientific Corporation, as supplemented September 13, 2011#

10.2	Form of Offer Letter dated September 6, 2011 between William H. Kucheman and Boston Scientific Corporation#

10.3	Form of Letter Agreement dated September 16, 2011 between J. Raymond Elliott and Boston Scientific Corporation#

99.1	Press Release issued by Boston Scientific Corporation dated September 13, 2011

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve a number of risks and uncertainties. Forward-looking statements may be identified by words like "anticipate," "expect,"

"project," "believe," "plan," "estimate," "intend" and similar words and include, among other things, statements regarding our leadership, management transition plans, growth and business strategy. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. If our underlying beliefs, assumptions or estimates turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could differ materially from those expressed or implied by our forward-looking statements. Factors that may cause actual results to differ materially from those contemplated the such statements include, among other things: Mr. Mahoney's obligations to his previous employer; arrangements with Johnson & Johnson concerning Mr. Mahoney; future economic, competitive, reimbursement and regulatory conditions; new product introductions; demographic trends; intellectual property; litigation; financial market conditions; and, future business decisions made by us and our competitors. A further description of certain of these and other such important factors are set forth in Part I, Item 1A - Risk Factors of our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which may be updated in Part II, Item 1A - Risk Factors of our Quarterly Reports on Form 10-Q we have filed or will file thereafter. While we may elect to update any forward looking statement at some point in the future, we specifically disclaim any obligation to update any forward looking statements to reflect any change in our expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements or to rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 19, 2011	BOSTON SCIENTIFIC CORPORATION

	By:	/s/ Timothy A. Pratt
Timothy A. Pratt
Executive Vice President, Chief Administrative
Officer, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Restated By-Laws of Boston Scientific Corporation

10.1	Form of Offer Letter dated September 6, 2011 between Michael F. Mahoney and Boston Scientific Corporation, as supplemented September 13, 2011

10.2	Form of Offer Letter dated September 6, 2011 between William H. Kucheman and Boston Scientific Corporation

10.3	Form of Letter Agreement dated September 16, 2011 between J. Raymond Elliott and Boston Scientific Corporation

99.1	Press Release issued by Boston Scientific Corporation dated September 13, 2011